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                                                                   EXHIBIT 10.13

                                   HYSEQ, INC.
                      SCIENTIFIC ADVISORY BOARD/CONSULTANTS
                                STOCK OPTION PLAN


                                   1. GENERAL

1.1   PURPOSE:

      Hyseq Inc., a Nevada corporation (the "Company"), hereby adopts this Scientific Advisory Board/Consultants Stock Option Plan. This plan shall be known as the HYSEQ, INC. SCIENTIFIC ADVISORY BOARD/CONSULTANTS STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase stockholder value by:
(a) motivating superior performance by means of long-term performance related incentives, (b) encouraging, and providing a means to obtain, an ownership interest in the Company, (c) attracting and retaining outstanding talent by providing incentive compensation opportunities competitive with other companies and (d) enabling certain key non-employees to participate in the long-term growth and financial success of the Company.

1.2   ADMINISTRATION:

      (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as is designated by the Board (the "Committee"), which shall consist of two or more members. The members shall be appointed by the Board, and any vacancy on the Committee shall be filled by the Board.

      (b) Subject to the limitations of the Plan, the Committee shall have the sole and complete authority: (i) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (ii) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any award granted hereunder and (iii) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons.

      (c)   All expenses associated with the Plan shall be borne by the Company.

      (d) The Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16b-3, delegate any of its authority hereunder to such persons as it deems appropriate.






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1.3   PARTICIPATION:

      Participation in the Plan shall be limited only to those individuals who are non-employee members of the Scientific Advisory Board (the "SAB") of the Company (each an "SAB Member") or other non-employee consultants of the Company who are designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan (a "Participant") . Notwithstanding the foregoing, Options shall only be granted to consultants under the Plan if (i) the consultant is a natural person and the consultant provides bona fide services to the Company which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities, or (ii) if registration of the shares of Common Stock subject to such options is otherwise permitted under the Securities Act of 1933 on a Form S-8.

1.4   TYPES OF AWARDS UNDER PLAN:

      Awards under the Plan will be in the form of non-statutory stock options ("Options"), as described in Article 2.

1.5   SHARES SUBJECT TO THE PLAN:

      Shares of stock covered by Options granted under the Plan may be, in whole or in part, authorized and unissued or treasury shares of the Company's common stock, $.001 par value per share, or such other shares as may be substituted pursuant to Section 3.2 ("Common Stock"). The maximum number of shares of Common Stock which may be issued for all purposes under the Plan shall be thirty thousand (30,000) (subject to adjustment pursuant to Section 3.2). Any shares of Common Stock subject to an Option which, for any reason, is canceled or terminated without having been exercised, shall again be available for Options under the Plan. No fractional shares shall be issued, and the Committee shall determine the manner in which fractional share value shall be treated.

1.6   GENDER AND NUMBER:

      Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.





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                                2. STOCK OPTIONS

2.1   AWARD OF STOCK OPTIONS:

      (a) On the later of the (i) the first meeting of the SAB Members following the effective date of the Plan or (ii) date on which an individual first becomes an SAB Member, such SAB Member will automatically be awarded a stock Option (an "Initial Option" or the "Initial Options") under the Plan to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section 3.2). Thereafter, effective on the date of each annual meeting (the "Annual Meeting") of the stockholders of the Company (the "Stockholders"), commencing with the Annual Meeting of the Stockholders held in 2001, each SAB Member then in office who satisfies the conditions set forth in Section 1.3, shall automatically be awarded an additional stock Option (a "Subsequent Option" or the "Subsequent Options") to purchase 1,750 shares of Common Stock.

      (b) In addition to the Initial Option and the Subsequent Option grants to SAB Members as set forth in Section 2.1a, the Committee may at anytime and from time to time grant one or more Options to one or more Participants who satisfies the conditions set forth in Section 1.3, and may designate the number of shares to be subject to each Option so granted, and the vesting schedule thereof as provided in Section 2.4(d).

2.2   STOCK OPTION AGREEMENTS:

      The award of an Option shall be evidenced by a signed written agreement (a "Stock Option Agreement") containing such terms and conditions as the Committee may from time to time determine.

2.3   OPTION PRICE:

      The purchase price of Common Stock under each Option (the "Option
Price") shall be not less than the Fair Market Value of the Common Stock on the date the Option is awarded.

2.4   EXERCISE AND TERM OF OPTIONS:

      (a) Options may be exercised, in whole or in part, by the delivery of written notice of exercise and payment of the aggregate Option Price for the shares to be purchased to the Corporate Secretary of the Company. On the date specified in such written notice, the Company shall accept payment for the Option shares in cash, by bank or certified check, by wire transfer, or by such other means as may be approved by the Committee. If approved in advance by the Committee, payment may also be made (i) by delivering shares of Common Stock already owned for at least six (6) months by the Participant and which have a total Fair Market Value on the date of such delivery equal to the Option Price;
(ii) by authorizing the Company to retain Option




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shares that otherwise would be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called "cashless" exercise); or (iv) by any combination of the foregoing. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock.

      (b) Each certificate for shares issued upon exercise of an Option, unless at the time of exercise such shares are registered with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend:

      NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

      Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby need no longer be subject to such restrictions.

      (c) The Initial Option shall become exercisable on the date of grant. The Initial Option shall continue to be exercisable until the first to occur of the tenth anniversary of the date of grant or thirty (30) days following the date the Participant ceases to be a member of the SAB. Each of an SAB Member's Subsequent Options shall become exercisable on the date of grant (the date of each Annual Meeting) and shall continue to be exercisable until the first to occur of the tenth anniversary of the date on which the Subsequent Option(s) was granted or thirty (30) days following the date the Participant ceases to be an SAB Member. Notwithstanding the foregoing, in the event that a Participant ceases to be an SAB Member as the result of his termination for "cause" (as defined herein), all of the Participant's outstanding Options shall immediately terminate.

      (d) All Option grants other than the Initial Options and the Subsequent Options shall become exercisable upon the date or dates prescribed by the Committee, and the Committee may provide that such Option rights become exercisable in installments over a period of years, or upon the attainment of stated goals; provided, however, no Option granted hereunder shall be exercisable beyond the tenth anniversary of the date the Option is granted. A Participant who




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ceases to be engaged as a consultant by the Company for any reason other than for cause, may exercise any Option granted to such Participant, to the extent that the right to purchase shares thereunder has become exercisable on the date the Participant's services are terminated, but only within thirty (30) days after the date the Participant's services are terminated, or, if earlier, within the originally prescribed term of the Option, and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option. Notwithstanding the foregoing, in the event that a Participant's services are terminated by the Company for cause, all of the Participant's outstanding Options shall immediately terminate.


                          3. MISCELLANEOUS PROVISIONS

3.1   NON-TRANSFERABILITY:

      No Option under the Plan, and no interest therein, shall be transferable by the Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All Options shall be exercisable or received during the Participant's lifetime only by the Participant or his legal representative. Any transfer contrary to this Section 3.1 will nullify the Option.

3.2   ADJUSTMENTS UPON CERTAIN CHANGES:

      (a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Options. A corresponding adjustment to the consideration payable with respect to Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the price for each share.

      (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or upon sale of all or substantially all of the Company's property, the Plan shall terminate, and any outstanding Options shall terminate and be forfeited. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance







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of the Plan by such successor corporation in which event the Plan and the
Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Options.

3.3   TAX WITHHOLDING:

      (a) The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

      (b) Subject to the consent of the Committee, due to the exercise of an Option, a Participant may make an irrevocable election (an "Election") to (A) have shares of Common Stock otherwise issuable upon such exercise withheld, or
(B) tender back to the Company shares of Common Stock received pursuant to such exercise or (C) deliver back to the Company pursuant to such exercise previously acquired shares of Common Stock of the Company having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by an SAB Member prior to the date on which the relevant tax obligation arises (the "Tax Date"). The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option under this Plan that the right to make Elections shall not apply to such Options.

3.4   CONDITIONS ON OPTIONS:

      In addition to the other terms hereof, in the event a Participant's status as an SAB Member ceases by reason of disability while holding any Option, the rights of such Participant to any such Option shall be subject to the conditions that until any such Option is exercised, he shall (a) not engage, either directly or indirectly, in any manner or capacity as advisor, principal, agent, partner, officer, director, employee, member of any association or otherwise, in any business or activity which is at the time competitive with any business or activity conducted by the Company and (b) be available at reasonable times for consultations (which shall not require substantial time or effort) at the request of the Company's management with respect to phases of the business with which he was actively connected, but such consultations shall not be required to be performed at any place or places outside of the United States of America or during usual vacation periods or periods of illness or other incapacity. In the event that either of the above conditions is not fulfilled, the Participant shall forfeit all rights to any unexercised Option held on the date of the breach of condition. Any determination by the Board of the Company, which shall act upon the recommendation of the Chairman, that the Participant is, or has, engaged in a competitive business or activity as aforesaid or has not been available for consultations as aforesaid shall be conclusive.




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3.5   AMENDMENT, SUSPENSION AND TERMINATION OF PLAN:

      (a) The Board may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board may deem advisable in order that any Options thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to enjoy the benefits of any change in applicable law or regulations, or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the Stockholders if such stockholder approval is required by the Code, any federal or state law as regulation, the rule of any stock exchange or automated quotation system on which the Shares maybe listed or quoted, or if the Board in its discretion, determines to submit such changes to the Plan to its Stockholders for approval. No such amendment, suspension or termination shall
(A) impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby or (B) make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption period provided by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

      (b) The Committee may amend or modify any outstanding Options, in any manner to the extent that the Committee would have had the authority under the Plan to initially award such Options, as so modified or amended, including, without limitation, to change the date or dates as of which such Options may be exercised. No such amendment or modification shall impair the rights of any Participant under any such Option without the consent of such Participant.

3.6   DEFINITIONS AND OTHER GENERAL PROVISIONS:

      (a) The term "disability" as used under the Plan shall mean a finding by the Committee that a Participant is fully and permanently unable to serve as an SAB Member of the Company or otherwise unable to perform services on the Company's behalf because of a physical or mental disability.

      (b) The term "Fair Market Value" as it relates to Common Stock on any given date means (i) the mean of the high and low sales prices of the Company's Common Stock as reported by the Composite Tape of the New York Stock Exchange (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (ii) if the Common Stock is not listed on any domestic stock exchange, the mean of the high and low sales prices of the Company's Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotations) or, if there are no reported sales on such date, the mean of the closing bid and asked prices as so reported; or, (iii) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) or (ii)





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above using the reported sale prices or quotations on the last previous date on which so reported; or (iv) if none of the foregoing clauses apply, the fair value as determined in good faith by the Board or the Committee.

      (c) The term "cause" as used under the Plan shall be deemed to include (but shall not be limited to) wrongful appropriation of funds of the Company, divulging confidential information about the Company to the public, the commission of a gross misdemeanor or felony, or the performance of any similar action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company to constitute substantial cause for termination. The determination of the Board or the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

3.7   LISTING, REGISTRATION AND LEGAL COMPLIANCE:

      Each Option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of such Option, or any shares of Common Stock or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue, delivery or purchase of shares of Common Stock or other property thereunder, no such Option may be exercised or paid in Common Stock or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Committee and the holder of the Option will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Option which, in the discretion of the Committee, are necessary or desirable in order to comply with said Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options may be exercised, the Committee may, in its discretion and without the holders' consent, so reduce such period on not less than 15 days written notice to the holders thereof.

3.8   LOANS:

      The Committee may provide for the Company to make loans to finance the exercise of any Option as well as the estimated or actual amount of any taxes payable by the holder as a result of the exercise or payment of any Option and may prescribe, or may empower the





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Company to prescribe, the other terms and conditions (including but not limited to the interest rate, maturity date and whether the loan will be secured or unsecured) of any such loan.

3.9   INDEMNIFICATION:

      Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Amended and Restated Articles of Incorporation, as amended or Bylaws, as amended, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

3.10  BENEFICIARY DESIGNATION:

      Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

3.11  RIGHTS OF PARTICIPANTS:

      Nothing in the Plan shall interfere with or limit in any way the right of the Stockholders to terminate the services of any Participant as an SAB Member of otherwise as a consultant of the Company, nor confer upon any Participant any right to continue as an SAB Member or other consultant of the Company for any period of time.

3.12  REQUIREMENTS OF LAW, GOVERNING LAW:

      The granting of Options and the issuance of shares of Common Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California. The




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provisions of the Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3 under the Exchange Act, unless a contrary interpretation of any such provisions is otherwise required by applicable law.

3.13  EFFECTIVE DATE:

      This Stock Option Plan, having been approved by the Board shall be deemed effective as of May 24, 1999. No awards of Options shall be made hereunder after May 23, 2009.








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